BLACKROCK FUNDS V

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement dated December 13, 2018 to the

Statement of Additional Information of the Funds dated August 10, 2018, as supplemented to date

The following changes are made to the Funds’ Statement of Additional Information:

The section entitled “Investment Objectives and Policies — Regulation Regarding Derivatives” is deleted in its entirety and replaced with the following:

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. Due to each Portfolio’s potential use of CFTC Derivatives above the prescribed levels, however, each Portfolio will be considered a “commodity pool” under the Commodity Exchange Act. Accordingly, BlackRock, each Portfolio’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation in respect of each Portfolio.

Shareholders should retain this Supplement for future reference.

SAI-EMD-SIO-1218SUP